SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): July 9, 2007

CHINA ARCHITECTURAL ENGINEERING, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	333-114622	51-05021250
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

105 Baishi Road, Jiuzhou West Avenue, Zhuhai 519070 People’s Republic of China	N/A
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:	0086-756-8538908

N/A
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On July 9, 2007, the Board of Directors of China Architectural Engineering, Inc. (the “Company”) appointed Zheng Jingfeng, Zhao Bao Jiang, and Kelly Wang (the “New Directors”) to serve as independent directors of the Company. The Board of Directors determined that each of the New Directors is independent, as defined by the applicable rules of the American Stock Exchange. Additionally, on July 9, 2007 the Company’s Board of Directors appointed the New Directors to serve as members of the Audit Committee of the Board of Directors. Ms. Wang will serve as the “audit committee financial expert” as defined under Item 407(d) of Regulation S-K.

Item 8.01. Other Events

On July 9, 2007, the Company’s Board of Directors adopted the China Architectural Engineering, Inc. 2007 Equity Incentive Plan (the “Plan”), attached hereto as Exhibit 10.1. Also on July 9, 2007, a majority of the Company’s shareholders ratified and approved the adoption of the Plan. The purpose of the Plan is to provide additional incentive to the Company’s officers, directors, other key employees and significant consultants by encouraging them to invest in shares of the Company’s common stock, and thereby acquire a proprietary interest in the Company and an increased personal interest in its progress.

The Plan authorizes the issuance of options to purchase shares of common stock and the grant of stock awards. Administration of the Plan is carried out by the Company’s Board of Directors or any committee of the Board of Directors to which the Board of Directors has delegated all or a portion of responsibility for the implementation, interpretation or administration of the Plan. Company employees, officers and directors (including employees, officers and directors of the Company’s affiliates) are eligible to participate in the Plan. The administrator of the Plan will select the participants who are granted stock options or stock awards and, consistent with the terms of the Plan, will establish the terms of each stock option or stock award. The maximum period in which a stock option may be exercised will be fixed by the administrator. Under the Plan, the maximum number of shares of common stock that may be subject to stock options or stock awards is 5,000,000. As of the date of this filing, the Company has not granted any securities under the Plan.

In addition, on July 9, 2007, the Company’s Board of Directors adopted the China Architectural Engineering, Inc. Code of Business Conduct and Ethics (the “Code of Ethics”), attached as Exhibit 99.1 to this Current Report on Form 8-K. The Company intends to disclose on a Form 8-K any amendments or waivers of any provision of the Company's Code of Ethics.

Item 9.01. Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1	China Architectural Engineering, Inc. 2007 Equity Incentive Plan

10.2	Form of Notice of Grant of Stock Option of the Registrant

10.3	Form of Stock Option Agreement (including Addendum) of the Registrant

10.4	Form of Stock Issuance Agreement (including Addendum) of the Registrant

10.5	Form of Stock Purchase Agreement (including Addendum) of the Registrant

99.1	China Architectural Engineering, Inc. Code of Business Conduct and Ethics.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 12, 2007	CHINA ARCHITECTURAL ENGINEERING, INC.

	By:	/s/ Luo Ken Yi
Name Luo Ken Yi Title: Chief Executive Officer, Chief Operating Officer and Chairman of the Board

EXHIBIT INDEX

Exhibit Number	Description
10.1	China Architectural Engineering, Inc. 2007 Equity Incentive Plan

10.2	Form of Notice of Grant of Stock Option of the Registrant

10.3	Form of Stock Option Agreement (including Addendum) of the Registrant

10.4	Form of Stock Issuance Agreement (including Addendum) of the Registrant

10.5	Form of Stock Purchase Agreement (including Addendum) of the Registrant

99.1	China Architectural Engineering, Inc. Code of Business Conduct and Ethics.